NEWELL BRANDS INC.
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OEPRATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended March 31, 2018
	As	Commercial	As	Normalization	As	Proforma
	Reported	Business, Mapa	Recasted	Adjustments	Recasted	Adjustments
	GAAP (1)	and Quickie (2)	GAAP	(3)	Normalized	(4)	PROFORMA
Net sales	$1,811.5	$361.8	$2,173.3	$—	$2,173.3	$—	$2,173.3
Cost of products sold	1,206.2	249.0	1,455.2	2.8	1,458.0	—	1,458.0
Gross profit	605.3	112.8	718.1	(2.8)	715.3	—	715.3
Selling, general and administrative expenses	626.3	55.4	681.7	(69.5)	612.2	0.5	612.7
Restructuring costs, net	5.4	2.2	7.6	(7.6)	—	—	—
Impairment of goodwill, intangibles and other assets	—	—	—	—	—	—	—
Operating income (loss)	(26.4)	55.2	28.8	74.3	103.1	(0.5)	102.6
Non-operating (income) expenses, net	114.7	0.3	115.0	0.4	115.4	—	115.4
Income (loss) before income taxes	(141.1)	54.9	(86.2)	73.9	(12.3)	(0.5)	(12.8)
Income tax expense (benefit) (5)	(86.4)	14.1	(72.3)	16.5	(55.8)	(0.1)	(55.9)
Income (loss) from continuing operations	(54.7)	40.8	(13.9)	57.4	43.5	(0.4)	43.1
Income (loss) from discontinued operations, net of tax	108.0	(40.8)	67.2	27.2	94.4	—	94.4
Net income (loss)	$53.3	$—	$53.3	$84.6	$137.9	$(0.4)	$137.5

Weighted average common shares outstanding:
BASIC	486.0		486.0		486.0		486.0
DILUTED	486.0		486.0		487.0		487.0
Earnings (loss) per share:
Basic:
Income (loss) from continuing operations	$(0.11)		$(0.03)		$0.09		$0.09
Income from discontinued operations	0.22		0.14		0.19		0.19
Net income	$0.11		$0.11		$0.28		$0.28
Diluted:
Income (loss) from continuing operations	$(0.11)		$(0.03)		$0.09		$0.09
Income from discontinued operations	0.22		0.14		0.19		0.19
Net income	$0.11		$0.11		$0.28		$0.28

(1) As reported on the Company's Quarterly Report on Form 10-Q for the three-months period ending March 31, 2019.

(2) Due to a change in strategy, management recommended and in July 2019 the Company’s Board of Directors approved the decision not to continue pursuing the sale of the majority of the Rubbermaid Commercial Products, Rubbermaid Outdoor, Closet, Refuse and Garage ("Commercial Business").

Management also concluded in October 2019 not to continue pursuing the sale of the Mapa/Spontex ("Mapa") and Quickie businesses. Based on the financial profile of these businesses, as compared to the expected proceeds, the Company determined that retention of these businesses would maximize their value to the Company.

(3) Normalization adjustments include $65.1 million of acquisition amortization costs ($30.7 million of which is reported in discontinued operations); $21.6 million of bad debt related to a customer in the Baby business; $7.9 million of restructuring ($0.3 million of which is reported in discontinued operations); $6.0 million of costs related to the proxy contest; acquisition related costs of $5.6 million; divestiture costs of $4.8 million ($2.9 million of which is reported in discontinued operations) primarily related to the planned and completed divestitures; fire-related losses, net of insurance recoveries of $(2.8) million in the Writing business; gain on disposition of $0.6 million for a working capital adjustment related to the Tools business; and $0.3 million of pension settlement costs ($0.1 million of which is reported in discontinued operations).

(4) Depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(5) The Company determined the tax effect of the items excluded from normalized results by applying the estimated effective rate for the applicable jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain situations in which an item excluded from normalized results impacts income tax expense, the Company uses a "with" and "without" approach to determine normalized income tax expense.

NEWELL BRANDS INC.
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OEPRATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended June 30, 2018
	As	Commercial	As	Normalization	As	Proforma
	Reported	Business, Mapa	Recasted	Adjustments	Recasted	Adjustments
	GAAP (1)	and Quickie (2)	GAAP	(3)	Normalized	(4)	PROFORMA
Net sales	$2,201.6	$402.3	$2,603.9	$—	$2,603.9	$—	$2,603.9
Cost of products sold	1,426.8	267.9	1,694.7	2.4	1,697.1	6.6	1,703.7
Gross profit	774.8	134.4	909.2	(2.4)	906.8	(6.6)	900.2
Selling, general and administrative expenses	613.6	55.6	669.2	(55.9)	613.3	1.0	614.3
Restructuring costs, net	45.7	0.9	46.6	(46.6)	—	—	—
Impairment of goodwill, intangibles and other assets	31.6	—	31.6	(31.6)	—	—	—
Operating income (loss)	83.9	77.9	161.8	131.7	293.5	(7.6)	285.9
Non-operating (income) expenses, net	107.3	0.1	107.4	11.0	118.4	—	118.4
Income (loss) before income taxes	(23.4)	77.8	54.4	120.7	175.1	(7.6)	167.5
Income tax expense (benefit) (5)	53.0	(28.4)	24.6	(53.6)	(29.0)	(2.1)	(31.1)
Income (loss) from continuing operations	(76.4)	106.2	29.8	174.3	204.1	(5.5)	198.6
Income (loss) from discontinued operations, net of tax	208.1	(106.2)	101.9	72.8	174.7	—	174.7
Net income (loss)	$131.7	$—	$131.7	$247.1	$378.8	$(5.5)	$373.3

Weighted average common shares outstanding:
BASIC	486.2		486.2		486.2		486.2
DILUTED	486.2		487.0		487.0		487.0
Earnings (loss) per share:
Basic:
Income (loss) from continuing operations	$(0.16)		$0.06		$0.42		$0.41
Income from discontinued operations	0.43		0.21		0.36		0.36
Net income	$0.27		$0.27		$0.78		$0.77
Diluted:
Income (loss) from continuing operations	$(0.16)		$0.06		$0.42		$0.41
Income from discontinued operations	0.43		0.21		0.36		0.36
Net income	$0.27		$0.27		$0.78		$0.77

(1) As reported on the Company's Quarterly Report on Form 10-Q for the three-months period ending June 30, 2019.

(2) Due to a change in strategy, management recommended and in July 2019 the Company’s Board of Directors approved the decision not to continue pursuing the sale of the majority of the Commercial Business.

Management also concluded in October 2019 not to continue pursuing the sale of the Mapa and Quickie businesses. Based on the financial profile of these businesses, as compared to the expected proceeds, the Company determined that retention of these businesses would maximize their value to the Company.

(3) Normalization adjustments include impairment charges of $485.6 million; $31.6 million for fixed assets and $454.0 million reported in discontinued operations related to goodwill of businesses held for sale; gain on disposition of $461.2 million, reported in discontinued operations related to the sale of the Waddington business (gain of $597.6 million) and Rawlings business (loss of $136.4 million); $48.4 million of restructuring and restructuring-related charges ($1.6 million of which is reported in discontinued operations); $42.2 million of acquisition amortization costs ($8.9 million of which is reported in discontinued operations); divestiture costs of $17.0 million ($14.8 million of which is reported in discontinued operations) primarily related to planned and completed divestitures; $11.3 million of gain on legacy Jarden investment; $10.7 million of costs related to the proxy contest; acquisition related costs of $5.6 million; $3.9 million of bad debt related to a customer in the Baby business; fire-related losses net of insurance recoveries of $(2.4) million in the Writing business; and $0.4 million of pension settlement costs ($0.1 million of which is reported in discontinued operations).

(4) Depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(5) The Company determined the tax effect of the items excluded from normalized results by applying the estimated effective rate for the applicable jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain situations in which an item excluded from normalized results impacts income tax expense, the Company uses a "with" and "without" approach to determine normalized income tax expense.

NEWELL BRANDS INC.
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OEPRATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended September 30, 2018
	As		As	Normalization	As	Proforma
	Reported	Mapa	Recasted	Adjustments	Recasted	Adjustments
	GAAP (1)	and Quickie (2)	GAAP	(3)	Normalized	(4)	PROFORMA
Net sales	$2,548.7	$121.3	$2,670.0	$—	$2,670.0	$—	$2,670.0
Cost of products sold	1,633.3	83.8	1,717.1	4.0	1,721.1	9.8	1,730.9
Gross profit	915.4	37.5	952.9	(4.0)	948.9	(9.8)	939.1
Selling, general and administrative expenses	604.4	18.7	623.1	(38.2)	584.9	1.3	586.2
Restructuring costs, net	12.4	0.9	13.3	(13.3)	—	—	—
Impairment of goodwill, intangibles and other assets	8,133.7	1.8	8,135.5	(8,135.5)	—	—	—
Operating income (loss)	(7,835.1)	16.1	(7,819.0)	8,183.0	364.0	(11.1)	352.9
Non-operating (income) expenses, net	109.8	(1.0)	108.8	(0.2)	108.6	—	108.6
Income (loss) before income taxes	(7,944.9)	17.1	(7,927.8)	8,183.2	255.4	(11.1)	244.3
Income tax expense (benefit) (5)	(1,219.6)	7.0	(1,212.6)	1,144.3	(68.3)	(3.1)	(71.4)
Income (loss) from continuing operations	(6,725.3)	10.1	(6,715.2)	7,038.9	323.7	(8.0)	315.7
Income (loss) from discontinued operations, net of tax	(585.7)	(10.1)	(595.8)	638.9	43.1	—	43.1
Net income (loss)	$(7,311.0)	$—	$(7,311.0)	$7,677.8	$366.8	$(8.0)	$358.8

Weighted average common shares outstanding:	471.0		471.0		471.0		471.0
BASIC	471.0		471.0		471.3		471.3
DILUTED
Earnings (loss) per share:
Basic:
Income (loss) from continuing operations	$(14.28)		$(14.26)		$0.69		$0.67
Income (loss) from discontinued operations	(1.24)		(1.26)		0.09		0.09
Net income (loss)	$(15.52)		$(15.52)		$0.78		$0.76
Diluted:
Income (loss) from continuing operations	$(14.28)		$(14.26)		$0.69		$0.67
Income (loss) from discontinued operations	(1.24)		(1.26)		0.09		0.09
Net income (loss)	$(15.52)		$(15.52)		$0.78		$0.76

(1) As reported on the Company's Quarterly Report on Form 10-Q for the three-months period ending September 30, 2019.

(2) Management concluded in October 2019 not to continue pursuing the sale of the Mapa and Quickie businesses. Based on the financial profile of these businesses, as compared to the expected proceeds, the Company determined that retention of these businesses would maximize their value to the Company.

(3) Normalization adjustments include $8.8 billion ($4.5 billion related to goodwill, $4.3 billion to tradenames) of which $627.0 million was reported in discontinued operations primarily related to businesses held for sale; $32.6 million of acquisition amortization costs; gain on disposition of $27.5 million, reported in discontinued operations related to the sale of the Goody business (gain of $20.4 million), Waddington business (gain of $5.7 million) and Rawlings business (gain of $1.4 million); $14.2 million of restructuring and restructuring-related charges ($0.9 million of which is reported in discontinued operations); divestiture costs of $10.0 million ($6.1 million of which is reported in discontinued operations) primarily related to planned and completed divestitures; fire-related losses, net of insurance recoveries of $(4.0) million in the Writing business; acquisition related costs of $1.7 million; and $0.3 million of pension settlement costs ($0.1 million of which is reported in discontinued operations).

(4) Depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(5) The Company determined the tax effect of the items excluded from normalized results by applying the estimated effective rate for the applicable jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain situations in which an item excluded from normalized results impacts income tax expense, the Company uses a "with" and "without" approach to determine normalized income tax expense.

NEWELL BRANDS INC.
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OEPRATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended December 31, 2018
	As	Commercial	As	Normalization	As	Proforma
	Reported	Business, Mapa	Recasted	Adjustments	Recasted	Adjustments
	GAAP (1)	and Quickie (1) (2)	GAAP	(3)	Normalized	(4)	PROFORMA
Net sales	$2,340.6	$366.2	$2,706.8	$—	$2,706.8	$—	$2,706.8
Cost of products sold	1,528.9	240.4	1,769.3	1.3	1,770.6	10.6	1,781.2
Gross profit	811.7	125.8	937.5	(1.3)	936.2	(10.6)	925.6
Selling, general and administrative expenses	619.2	54.6	673.8	(56.1)	617.7	1.3	619.0
Restructuring costs, net	18.0	1.3	19.3	(19.3)	—	—	—
Impairment of goodwill, intangibles and other assets	156.7	13.3	170.0	(170.0)	—	—	—
Operating income (loss)	17.8	56.6	74.4	244.1	318.5	(11.9)	306.6
Non-operating (income) expenses, net	107.7	(1.2)	106.5	(3.4)	103.1	—	103.1
Income (loss) before income taxes	(89.9)	57.8	(32.1)	247.5	215.4	(11.9)	203.5
Income tax expense (benefit) (5)	(226.7)	128.1	(98.6)	172.1	73.5	(3.2)	70.3
Income (loss) from continuing operations	136.8	(70.3)	66.5	75.4	141.9	(8.7)	133.2
Income from discontinued operations, net of tax	71.3	45.7	117.0	46.5	163.5	—	163.5
Net income (loss)	$208.1	$(24.6)	$183.5	$121.9	$305.4	$(8.7)	$296.7

Weighted average common shares outstanding:
BASIC	451.5		451.5		451.5		451.5
DILUTED	451.8		451.8		451.8		451.8
Earnings (loss) per share:
Basic:
Income from continuing operations	$0.30		$0.15		$0.32		$0.30
Income from discontinued operations	0.16		0.26		0.36		0.36
Net income	$0.46		$0.41		$0.68		$0.66
Diluted:
Income from continuing operations	$0.30		$0.15		$0.32		$0.30
Income from discontinued operations	0.16		0.26		0.36		0.36
Net income	$0.46		$0.41		$0.68		$0.66

(1) The above unaudited Consolidated Statement of Operations for the three months ended December 31, 2018 has been revised for immaterial out-of-period adjustments, the Company identified during the first quarter of 2019. The Company disclosed additional information in its Quarterly Report on Form 10-Q for the three-months period ending September 30, 2019 and will disclose a revised Consolidated Statement of Operations for the year ended December 31, 2018 in the 2019 Annual Report on Form 10-K.

(2) Due to a change in strategy, management recommended and in July 2019 the Company’s Board of Directors approved the decision not to continue pursuing the sale of the majority of the Commercial Business.

Management also concluded in October 2019 not to continue pursuing the sale of the Mapa and Quickie businesses. Based on the financial profile of these businesses, as compared to the expected proceeds, the Company determined that retention of these businesses would maximize their value to the Company.
(3) Normalization adjustments include impairment charges of $553.4 million ($161.4 million related to goodwill, $390.0 million to other intangible assets, $2.0 million for other assets), $383.4 million was reported in discontinued operations, primarily related to businesses held for sale; reported in discontinued operations is a net gain of $342.3 million, primarily related to the sale of the Fishing (gain of $371.6 million) and Jostens (loss of $32.1 million) businesses; $32.5 million of acquisition amortization costs; $30.6 million of restructuring and restructuring-related charges ($0.4 million of which is reported in discontinued operations); divestiture costs of $30.4 million ($20.2 million of which is reported in discontinued operations) primarily related to planned and completed divestitures; debt extinguishment costs, net of $4.1 million; acquisition related costs of $2.5 million; and gain of $1.3 million related to a sale of a small subsidiary; fire-related losses, net of insurance recoveries of $(1.3) million in the Writing business; $0.6 million of pension settlement costs.

(4) Depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(5) The Company determined the tax effect of the items excluded from normalized results by applying the estimated effective rate for the applicable jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain situations in which an item excluded from normalized results impacts income tax expense, the Company uses a "with" and "without" approach to determine normalized income tax expense.

NEWELL BRANDS INC.
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OEPRATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the twelve months ended December 31, 2018
	As	Commercial	As	Normalization	As	Proforma
	Revised	Business, Mapa	Recasted	Adjustments	Recasted	Adjustments
	GAAP (1)	and Quickie (2)	GAAP	(3)	Normalized	(4)	PROFORMA
Net sales	$8,630.9	$1,523.1	$10,154.0	$—	$10,154.0	$—	$10,154.0
Cost of products sold	5,622.1	1,014.2	6,636.3	10.5	6,646.8	27.0	6,673.8
Gross profit	3,008.8	508.9	3,517.7	(10.5)	3,507.2	(27.0)	3,480.2
Selling, general and administrative expenses	2,434.8	213.0	2,647.8	(219.7)	2,428.1	4.1	2,432.2
Restructuring costs, net	80.5	6.3	86.8	(86.8)	—	—	—
Impairment of goodwill, intangibles and other assets	8,322.0	15.1	8,337.1	(8,337.1)	—	—	—
Operating income (loss)	(7,828.5)	274.5	(7,554.0)	8,633.1	1,079.1	(31.1)	1,048.0
Non-operating (income) expenses, net	439.2	(1.5)	437.7	7.8	445.5	—	445.5
Income (loss) before income taxes	(8,267.7)	276.0	(7,991.7)	8,625.3	633.6	(31.1)	602.5
Income tax expense (benefit) (5)	(1,478.1)	119.2	(1,358.9)	1,279.3	(79.6)	(8.5)	(88.1)
Income (loss) from continuing operations	(6,789.6)	156.8	(6,632.8)	7,346.0	713.2	(22.6)	690.6
Income (loss) from discontinued operations, net of tax	(152.9)	(156.8)	(309.7)	785.4	475.7	—	475.7
Net income (loss)	$(6,942.5)	$—	$(6,942.5)	$8,131.4	$1,188.9	$(22.6)	$1,166.3

Weighted average common shares outstanding:
BASIC	473.7		473.7		473.7		473.7
DILUTED	473.7		473.7		474.3		474.3
Earnings (loss) per share:
Basic:
Income (loss) from continuing operations	$(14.33)		$(14.00)		$1.51		$1.46
Income (loss) from discontinued operations	(0.32)		(0.65)		1.00		1.00
Net income (loss)	$(14.65)		$(14.65)		$2.51		$2.46
Diluted:
Income (loss) from continuing operations	$(14.33)		$(14.00)		$1.51		$1.46
Income (loss) from discontinued operations	(0.32)		(0.65)		1.00		1.00
Net income (loss)	$(14.65)		$(14.65)		$2.51		$2.46

(1) The above unaudited Consolidated Statement of Operations for the twelve months ended December 31, 2018 has been revised for immaterial out-of-period adjustments, the Company identified during the first quarter of 2019. The Company disclosed additional information in its Quarterly Report on Form 10-Q for the three-months period ending September 30, 2019 and will disclose a revised Consolidated Statement of Operations for the year ended December 31, 2018 in the 2019 Annual Report on Form 10-K.

(2) Due to a change in strategy, management recommended and in July 2019 the Company’s Board of Directors approved the decision not to continue pursuing the sale of the majority of the Commercial Business.

Management also concluded in October 2019 not to continue pursuing the sale of the Mapa and Quickie businesses. Based on the financial profile of these businesses, as compared to the expected proceeds, the Company determined that retention of these businesses would maximize their value to the Company.

(3) Normalization adjustments include impairment charges of $$9.8 billion ($5.1 billion related to goodwill, $4.7 billion to other intangible assets, $41.1 million for other assets), $1.5 billion was reported in discontinued operations, primarily related to businesses held for sale; reported in discontinued operations is a net gain of $831.0 million, primarily related to the sale of the Fishing, Jostens, Goody and Rawlings businesses; $172.3 million of acquisition amortization costs ($39.5 million of which is reported in discontinued operations); $101.1 million of restructuring and restructuring-related charges ($3.2 million of which is reported in discontinued operations); divestiture costs of $62.2 million ($44.0 million of which is reported in discontinued operations) primarily related to planned and completed divestitures; $25.5 million of bad debt related to a customer in the Baby business; $16.7 million of costs related to the proxy contest; acquisition related costs of $15.4 million; $11.3 million gain on legacy Jarden investment; fire-related losses, net of insurance recoveries of $(10.5) million in the Writing business; debt extinguishment costs, net of $4.1 million; gain of $1.9 million related to the sale of Tools business and a small subsidiary and $1.6 million of pension settlement costs ($0.3 million of which is reported in discontinued operations).

(4) Depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(5) The Company determined the tax effect of the items excluded from normalized results by applying the estimated effective rate for the applicable jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain situations in which an item excluded from normalized results impacts income tax expense, the Company uses a "with" and "without" approach to determine normalized income tax expense.

NEWELL BRANDS INC.
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OEPRATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended March 31, 2019
	As	Commercial	As	Normalization	As	Proforma
	Reported	Business, Mapa	Recasted	Adjustments	Recasted	Adjustments
	GAAP (1)	and Quickie (2)	GAAP	(3)	Normalized	(4)	PROFORMA
Net sales	$1,712.1	$329.7	$2,041.8	$—	$2,041.8	$—	$2,041.8
Cost of products sold	1,168.3	218.9	1,387.2	(2.2)	1,385.0	9.6	1,394.6
Gross profit	543.8	110.8	654.6	2.2	656.8	(9.6)	647.2
Selling, general and administrative expenses	517.9	50.8	568.7	(46.8)	521.9	1.1	523.0
Restructuring costs, net	10.9	—	10.9	(10.9)	—	—	—
Impairment of goodwill, intangibles and other assets	—	63.0	63.0	(63.0)	—	—	—
Operating income (loss)	15.0	(3.0)	12.0	122.9	134.9	(10.7)	124.2
Non-operating (income) expenses, net	103.5	2.3	105.8	(20.5)	85.3	—	85.3
Income (loss) before income taxes	(88.5)	(5.3)	(93.8)	143.4	49.6	(10.7)	38.9
Income tax expense (benefit) (5)	(16.7)	(2.9)	(19.6)	26.4	6.8	(2.9)	3.9
Income (loss) from continuing operations	(71.8)	(2.4)	(74.2)	117.0	42.8	(7.8)	35.0
Income (loss) from discontinued operations, net of tax	(79.4)	2.4	(77.0)	95.1	18.1	—	18.1
Net income (loss)	$(151.2)	$—	$(151.2)	$212.1	$60.9	$(7.8)	$53.1

Weighted average common shares outstanding:
BASIC	423.0		423.0		423.0		423.0
DILUTED	423.0		423.0		423.4		423.4
Earnings (loss) per share:
Basic:
Income (loss) from continuing operations	$(0.17)		$(0.18)		$0.10		$0.08
Income (loss) from discontinued operations	(0.19)		(0.18)		0.04		0.04
Net income (loss)	$(0.36)		$(0.36)		$0.14		$0.12
Diluted:
Income (loss) from continuing operations	$(0.17)		$(0.18)		$0.10		$0.08
Income (loss) from discontinued operations	(0.19)		(0.18)		0.04		0.04
Net income (loss)	$(0.36)		$(0.36)		$0.14		$0.12

(1) As reported on the Company's Quarterly Report on Form 10-Q for the three-months period ending March 31, 2019.

(2) Due to a change in strategy, management recommended and in July 2019 the Company’s Board of Directors approved the decision not to continue pursuing the sale of the majority of the Commercial Business.

Management also concluded in October 2019 not to continue pursuing the sale of the Mapa and Quickie businesses. Based on the financial profile of these businesses, as compared to the expected proceeds, the Company determined that retention of these businesses would maximize their value to the Company.

(3) Normalization adjustments include impairment charges of $174.7 million ($111.7 million is reported in discontinued operations) related to goodwill and other intangible assets; acquisition amortization costs of $33.0 million; restructuring and restructuring related costs of $17.6 million (reversal of $0.2 million is reported in discontinued operations); loss of $17.1 million due to changes in the fair value of certain investments; divestiture costs of $8.4 million ($2.4 million of which is reported in discontinued operations) primarily related to planned and completed divestitures; net gain on disposition of $5.2 million (reported in discontinued operations) for working capital adjustments related to the sale of the Waddington, Jostens and Fishing businesses; Argentina hyperinflationary adjustment of $4.5 million; acquisition related costs of $1.4 million and $0.6 million of other charges, primarily related to fees for certain legal proceedings.

(4) Depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(5) The Company determined the tax effect of the items excluded from normalized results by applying the estimated effective rate for the applicable jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain situations in which an item excluded from normalized results impacts income tax expense, the Company uses a "with" and "without" approach to determine normalized income tax expense.

NEWELL BRANDS INC.
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OEPRATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended June 30, 2019
	As	Commercial	As	Normalization	As	Proforma
	Reported	Business, Mapa	Recasted	Adjustments	Recasted	Adjustments
	GAAP (1)	and Quickie (2)	GAAP	(3)	Normalized	(4)	PROFORMA
Net sales	$2,116.5	$364.1	$2,480.6	$—	$2,480.6	$—	$2,480.6
Cost of products sold	1,369.9	245.3	1,615.2	(9.5)	1,605.7	9.4	1,615.1
Gross profit	746.6	118.8	865.4	9.5	874.9	(9.4)	865.5
Selling, general and administrative expenses	558.9	53.8	612.7	(51.0)	561.7	1.1	562.8
Restructuring costs, net	6.7	1.3	8.0	(8.0)	—	—	—
Impairment of goodwill, intangibles and other assets	2.9	11.0	13.9	(13.9)	—	—	—
Operating income (loss)	178.1	52.7	230.8	82.4	313.2	(10.5)	302.7
Non-operating (income) expenses, net	78.4	—	78.4	(0.5)	77.9	—	77.9
Income (loss) before income taxes	99.7	52.7	152.4	82.9	235.3	(10.5)	224.8
Income tax expense (benefit) (5)	16.7	12.7	29.4	31.5	60.9	(2.8)	58.1
Income (loss) from continuing operations	83.0	40.0	123.0	51.4	174.4	(7.7)	166.7
Income (loss) from discontinued operations, net of tax	6.8	(40.0)	(33.2)	48.6	15.4	—	15.4
Net income (loss)	$89.8	$—	$89.8	$100.0	$189.8	$(7.7)	$182.1

Weighted average common shares outstanding:
BASIC	423.3		423.3		423.3		423.3
DILUTED	423.5		423.5		423.5		423.5
Earnings (loss) per share:
Basic:
Income from continuing operations	$0.20		$0.29		$0.41		$0.39
Income (loss) from discontinued operations	0.01		(0.08)		0.04		0.04
Net income	$0.21		$0.21		$0.45		$0.43
Diluted:
Income from continuing operations	$0.20		$0.29		$0.41		$0.39
Income (loss) from discontinued operations	0.01		(0.08)		0.04		0.04
Net income	$0.21		$0.21		$0.45		$0.43

(1) As reported on the Company's Quarterly Report on Form 10-Q for the three-months period ending June 30, 2019.

(2) Due to a change in strategy, management recommended and in July 2019 the Company’s Board of Directors approved the decision not to continue pursuing the sale of the majority of the Commercial Business.

Management also concluded in October 2019 not to continue pursuing the sale of the Mapa and Quickie businesses. Based on the financial profile of these businesses, as compared to the expected proceeds, the Company determined that retention of these businesses would maximize their value to the Company.

(3) Normalization adjustments include acquisition amortization costs of $32.1 million; restructuring and restructuring related costs of $17.6 million; impairment charges of $13.9 million primarily related to goodwill and other intangible assets; divestiture costs of $9.8 million ($1.5 million of which is reported in discontinued operations) primarily related to planned and completed divestitures; $9.0 million of other charges, primarily related to fees for certain legal proceedings and a product recall; net loss on disposition of $7.1 million (reported in discontinued operations) for working capital adjustments related to the sale of the Waddington, Jostens and Fishing businesses (gain of $9.3 million), loss of $22.0 million related to the disposition of Process Solutions and gain of $5.6 million from the sale of Rexair business; loss of $0.8 million due to changes in the fair value of certain investments; Argentina hyperinflationary adjustment of $0.8 million and acquisition related costs of $0.4 million.

(4) Depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(5) The Company determined the tax effect of the items excluded from normalized results by applying the estimated effective rate for the applicable jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain situations in which an item excluded from normalized results impacts income tax expense, the Company uses a "with" and "without" approach to determine normalized income tax expense.

NEWELL BRANDS INC.
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OEPRATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended September 30, 2019
	As		As	Normalization	As	Proforma
	Reported	Mapa	Recasted	Adjustments	Recasted	Adjustments
	GAAP (1)	and Quickie (2)	GAAP	(3)	Normalized	(4)	PROFORMA
Net sales	$2,450.6	$118.0	$2,568.6	$—	$2,568.6	$—	$2,568.6
Cost of products sold	1,639.9	81.8	1,721.7	(49.3)	1,672.4	1.9	1,674.3
Gross profit	810.7	36.2	846.9	49.3	896.2	(1.9)	894.3
Selling, general and administrative expenses	607.7	22.1	629.8	(61.7)	568.1	0.2	568.3
Restructuring costs, net	2.9	—	2.9	(2.9)	—	—	—
Impairment of goodwill, intangibles and other assets	834.9	236.5	1,071.4	(1,071.4)	—	—	—
Operating income (loss)	(634.8)	(222.4)	(857.2)	1,185.3	328.1	(2.1)	326.0
Non-operating (income) expenses, net	110.2	0.7	110.9	(33.7)	77.2	—	77.2
Income (loss) before income taxes	(745.0)	(223.1)	(968.1)	1,219.0	250.9	(2.1)	248.8
Income tax expense (benefit) (5)	(291.1)	(36.1)	(327.2)	272.5	(54.7)	(0.6)	(55.3)
Income (loss) from continuing operations	(453.9)	(187.0)	(640.9)	946.5	305.6	(1.5)	304.1
Income (loss) from discontinued operations, net of tax	(171.9)	187.0	15.1	(11.9)	3.2	—	3.2
Net income (loss)	$(625.8)	$—	$(625.8)	$934.6	$308.8	$(1.5)	$307.3

Weighted average common shares outstanding:
BASIC	423.4		423.4		423.4		423.4
DILUTED	423.4		423.4		423.8		423.8
Earnings (loss) per share:
Basic:
Income (loss) from continuing operations	$(1.07)		$(1.51)		$0.72		$0.72
Income (loss) from discontinued operations	(0.41)		0.03		0.01		0.01
Net income (loss)	$(1.48)		$(1.48)		$0.73		$0.73
Diluted:
Income (loss) from continuing operations	$(1.07)		$(1.51)		$0.72		$0.72
Income (loss) from discontinued operations	(0.41)		0.03		0.01		0.01
Net income (loss)	$(1.48)		$(1.48)		$0.73		$0.73

(1) As reported on the Company's Quarterly Report on Form 10-Q for the three-months period ending September 30, 2019.

(2) Management concluded in October 2019 not to continue pursuing the sale of the Mapa and Quickie businesses. Based on the financial profile of these businesses, as compared to the expected proceeds, the Company determined that retention of these businesses would maximize their value to the Company.

(3) Normalization adjustments include impairment charges of $1.1 billion primarily related to tradenames and customer relationships ($976.5 million) and goodwill ($94.8 million); $0.4 million of which was reported in discontinued operations; cumulative depreciation and amortization catch-up of $39.7 million related to the inclusion of the Commercial Business in continuing operations; acquisition amortization costs of $32.2 million; a loss on extinguishment of debt of $29.0 million; restructuring and restructuring related costs of $27.1 million; divestiture costs of $9.2 million ($0.4 million of which is reported in discontinued operations) primarily related to planned and completed divestitures; $5.0 million of other charges, primarily related to fees for certain legal proceedings and a product recall; Argentina hyperinflationary adjustment of $4.6 million; and net gain on dispositions of $2.4 million reported in discontinued operations; loss of $1.1 million due to changes in the fair value of certain investments and acquisition related costs of $0.1 million.

(4) Depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(5) The Company determined the tax effect of the items excluded from normalized results by applying the estimated effective rate for the applicable jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain situations in which an item excluded from normalized results impacts income tax expense, the Company uses a "with" and "without" approach to determine normalized income tax expense.

NEWELL BRANDS INC.
FINANCIAL WORKSHEET - SEGMENT REPORTING (UNAUDITED)
Amounts in millions

	For the three months ended March 31, 2019						For the three months ended March 31, 2018						Year over year changes
		Reported	Reported		Proforma	Proforma		Reported	Reported		Proforma	Proforma			Proforma Operating
		Operating	Operating	Excluded	Operating	Operating		Operating	Operating	Excluded	Operating	Operating	Net Sales		Income (Loss)
	Net Sales	Income (Loss)	Margin	Items [1]	Income (Loss)	Margin	Net Sales	Income (Loss)	Margin	Items [2]	Income (Loss)	Margin	$	%	$	%
APPLIANCES AND COOKWARE	$329.5	$(4.0)	(1.2)%	$2.4	$(1.6)	(0.5)%	$368.3	$9.0	2.4%	$1.7	$10.7	2.9%	$(38.8)	(10.5)%	$(12.3)	(115.0)%
FOOD AND COMMERCIAL	504.3	1.1	0.2%	62.6	63.7	12.6%	527.7	45.4	8.6%	7.0	52.4	9.9%	(23.4)	(4.4)%	11.3	21.6%
HOME AND OUTDOOR LIVING	626.6	(1.5)	(0.2)%	13.8	12.3	2.0%	669.7	7.8	1.2%	13.1	20.9	3.1%	(43.1)	(6.4)%	(8.6)	(41.1)%
LEARNING AND DEVELOPMENT	581.4	88.5	15.2%	5.5	94.0	16.2%	607.0	66.2	10.9%	24.0	90.2	14.9%	(25.6)	(4.2)%	3.8	4.2%
OTHER	—	—	—%	—	—	—%	0.6	0.9	150.0%	—	0.9	150.0%	(0.6)	(100.0)%	(0.9)	(100.0)%
CORPORATE	—	(61.2)	—%	17.0	(44.2)	—%	—	(92.9)	—%	20.4	(72.5)	—%	—	—%	28.3	39.0%
RESTRUCTURING	—	(10.9)	—%	10.9	—	—%	—	(7.6)	—%	7.6	—	—%	—	—%	—	—%
	$2,041.8	$12.0	0.6%	$112.2	$124.2	6.1%	$2,173.3	$28.8	1.3%	$73.8	$102.6	4.7%	$(131.5)	(6.1)%	$21.6	21.1%

(1) The three months ended March 31, 2019 excluded items consists of $63.0 million of impairment charges for goodwill; $33.0 million of acquisition amortization costs; $17.8 million of restructuring and restructuring-related charges; $7.4 million of transaction related costs; $1.7 million Argentina hyperinflationary adjustment and legal fees related to certain proceedings and a charge of $10.7 million for depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(2) The three months ended March 31, 2018 excluded items consists of $34.4 million of acquisition amortization costs; $21.6 million of bad debt related to a customer in the Baby business; $7.5 million transaction related costs; $7.6 million of restructuring and restructuring-related charges; $6.0 million of legal costs primarily related to the proxy contest; fire-related losses, net of insurance recovery of $(2.8) million and a charge of $0.5 million for depreciation and amortization expense related to the Commercial Business, Mapa and Quickie that would have been recorded had these businesses been continuously classified as held and used.

NEWELL BRANDS INC.
FINANCIAL WORKSHEET - SEGMENT REPORTING (UNAUDITED)
Amounts in millions

	For the three months ended June 30, 2019						For the three months ended June 30, 2018						Year over year changes
		Reported	Reported		Proforma	Proforma		Reported	Reported		Proforma	Proforma			Proforma Operating
		Operating	Operating	Excluded	Operating	Operating		Operating	Operating	Excluded	Operating	Operating	Net Sales		Income (Loss)
	Net Sales	Income (Loss)	Margin	Items [3]	Income (Loss)	Margin	Net Sales	Income (Loss)	Margin	Items [4]	Income (Loss)	Margin	$	%	$	%
APPLIANCES AND COOKWARE	$361.9	$6.1	1.7%	$2.7	$8.8	2.4%	$393.2	$10.1	2.6%	$1.6	$11.7	3.0%	$(31.3)	(8.0)%	$(2.9)	(24.8)%
FOOD AND COMMERCIAL	564.4	77.5	13.7%	10.5	88.0	15.6%	628.9	96.4	15.3%	(0.6)	95.8	15.2%	(64.5)	(10.3)%	(7.8)	(8.1)%
HOME AND OUTDOOR LIVING	705.4	19.2	2.7%	20.5	39.7	5.6%	741.7	9.4	1.3%	39.0	48.4	6.5%	(36.3)	(4.9)%	(8.7)	(18.0)%
LEARNING AND DEVELOPMENT	848.9	217.0	25.6%	4.4	221.4	26.1%	838.7	195.5	23.3%	11.8	207.3	24.7%	10.2	1.2%	14.1	6.8%
OTHER	—	—	—%	—	—	—%	1.4	1.5	107.1%	—	1.5	107.1%	(1.4)	(100.0)%	(1.5)	(100.0)%
CORPORATE	—	(81.0)	—%	25.8	(55.2)	—%	—	(104.5)	—%	25.7	(78.8)	—%	—	—%	23.6	29.9%
RESTRUCTURING	—	(8.0)	—%	8.0	—	—%	—	(46.6)	—%	46.6	—	—%	—	—%	—	—%
	$2,480.6	$230.8	9.3%	$71.9	$302.7	12.2%	$2,603.9	$161.8	6.2%	$124.1	$285.9	11.0%	$(123.3)	(4.7)%	$16.8	5.9%

(3) The three months ended June 30, 2019 excluded items consists of $32.1 million of acquisition amortization costs; $17.6 million of restructuring and restructuring-related charges; $13.9 million impairment charges mostly for goodwill; $10.1 million related Argentina hyperinflationary adjustment, legal fees related to certain proceedings and a product recall; $8.7 million of transaction related costs and $10.5 million for depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(4) The three months ended June 30, 2018 excluded items consists of $46.8 million of restructuring and restructuring-related charges; $33.3 million of acquisition amortization costs; $31.6 million of impairment charges for fixed assets; $10.7 million of legal costs primarily related to the proxy contest; $7.8 million of transaction related costs; $3.9 million of bad debt related to a customer in the Baby business; fire-related losses, net of insurance recovery of $(2.4) million and a charge of $7.6 million for depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

NEWELL BRANDS INC.
FINANCIAL WORKSHEET - SEGMENT REPORTING (UNAUDITED)
Amounts in millions

	For the three months ended September 30, 2019						For the three months ended September 30, 2018						Year over year changes
		Reported	Reported		Proforma	Proforma		Reported	Reported		Proforma	Proforma			Proforma Operating
		Operating	Operating	Excluded	Operating	Operating		Operating	Operating	Excluded	Operating	Operating	Net Sales		Income (Loss)
	Net Sales	Income (Loss)	Margin	Items [5]	Income (Loss)	Margin	Net Sales	Income (Loss)	Margin	Items [6]	Income (Loss)	Margin	$	%	$	%
APPLIANCES AND COOKWARE	$430.1	$(595.0)	(138.3)%	$612.0	$17.0	4.0%	$453.6	$(1,569.3)	(346.0)%	$1,606.1	$36.8	8.1%	$(23.5)	(5.2)%	$(19.8)	(53.8)%
FOOD AND COMMERCIAL	591.2	(188.5)	(31.9)%	292.6	104.1	17.6%	660.7	(1,680.3)	(254.3)%	1,803.2	122.9	18.6%	(69.5)	(10.5)%	(18.8)	(15.3)%
HOME AND OUTDOOR LIVING	723.2	(180.7)	(25.0)%	244.5	63.8	8.8%	726.5	(4,300.4)	(591.9)%	4,382.9	82.5	11.4%	(3.3)	(0.5)%	(18.7)	(22.7)%
LEARNING AND DEVELOPMENT	824.1	182.1	22.1%	7.1	189.2	23.0%	829.2	(159.0)	(19.2)%	353.7	194.7	23.5%	(5.1)	(0.6)%	(5.5)	(2.8)%
OTHER	—	—	—%	—	—	—%	—	0.5	—%	—	0.5	—%	—	—%	(0.5)	(100.0)%
CORPORATE	—	(72.2)	—%	24.1	(48.1)	—%	—	(97.2)	—%	12.7	(84.5)	—%	—	—%	36.4	43.1%
RESTRUCTURING	—	(2.9)	—%	2.9	—	—%	—	(13.3)	—%	13.3	—	—%	—	—%	—	—%
	$2,568.6	$(857.2)	(33.4)%	$1,183.2	$326.0	12.7%	$2,670.0	$(7,819.0)	(292.8)%	$8,171.9	$352.9	13.2%	$(101.4)	(3.8)%	$(26.9)	(7.6)%

(5)The three months ended September 30, 2019 excluded items consists of $1.1 billion impairment charges, primarily related to tradenames; $39.7 million of cumulative depreciation and amortization catch-up related to the inclusion of the Commercial Business in continuing operations; $32.2 million of acquisition amortization costs; $27.1 million of restructuring and restructuring-related charges; $8.9 million of transaction related costs; $6.0 million related to Argentina hyperinflationary adjustment, legal fees related to certain proceedings and a product recall and $2.1 million for depreciation and amortization expense related to the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

(6) The three months ended September 30, 2018 excluded items consists of $8.1 billion of impairment charges for goodwil and tradenames; $32.6 million of acquisition amortization costs; $13.3 million of restructuring and restructuring-related charges; $5.6 million of transaction related costs; fire-related losses, net of insurance recovery of $(4.0) million and a charge of $11.1 million for depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.

NEWELL BRANDS INC.
FINANCIAL WORKSHEET - SEGMENT REPORTING (UNAUDITED)
Amounts in millions

	For the three months ended December 31, 2018						For the twelve months ended December 31, 2018
		Reported	Reported		Proforma	Proforma		Reported	Reported		Proforma	Proforma
		Operating	Operating	Excluded	Operating	Operating		Operating	Operating	Excluded	Operating	Operating
	Net Sales	Income (Loss)	Margin	Items [7]	Income (Loss)	Margin	Net Sales	Income (Loss)	Margin	Items	Income (Loss)	Margin
APPLIANCES AND COOKWARE	$603.5	$(46.1)	(7.6)%	$108.7	$62.6	10.4%	$1,818.6	$(1,596.3)	(87.8)%	$1,718.1	$121.8	6.7%
FOOD AND COMMERCIAL	586.3	79.6	13.6%	7.8	87.4	14.9%	2,403.6	(1,458.9)	(60.7)%	1,817.4	358.5	14.9%
HOME AND OUTDOOR LIVING	808.8	45.5	5.6%	62.0	107.5	13.3%	2,946.7	(4,237.7)	(143.8)%	4,497.0	259.3	8.8%
LEARNING AND DEVELOPMENT	706.7	135.2	19.1%	3.6	138.8	19.6%	2,981.6	237.9	8.0%	393.1	631.0	21.2%
OTHER	1.5	0.9	60.0%	—	0.9	60.0%	3.5	3.8	108.6%	—	3.8	108.6%
CORPORATE	—	(121.4)	—%	30.8	(90.6)	—%	—	(416.0)	—%	89.6	(326.4)	—%
RESTRUCTURING	—	(19.3)	—%	19.3	—	—%	—	(86.8)	—%	86.8	—	—%
	$2,706.8	$74.4	2.7%	$232.2	$306.6	11.3%	$10,154.0	$(7,554.0)	(74.4)%	$8,602.0	$1,048.0	10.3%

(7) The three months ended December 31, 2018 excluded items consists of $170.0 million of impairment charges for goodwill and tradenames; $32.5 million of acquisition amortization costs; $30.2 million of restructuring and restructuring-related charges; $12.7 million of transaction related costs; fire-related losses, net of insurance recovery of $(1.3) million and a charge of $11.9 million for depreciation and amortization expense related to the Commercial Business, and the Mapa and Quickie businesses that would have been recorded had these been continuously classified as held and used.